UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report    (Date of earliest event reported)                    February 9, 2006
VALOR COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

001-32422 (Commission File Number)	20-0792300 (IRS Employer Identification No.)

201 E. John Carpenter Freeway, Suite 200, Irving, Texas (Address of principal executive offices)	75062 (Zip Code)

Registrant’s telephone number, including area code	(972) 373-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
2006 Incentive Compensation Plan
Amendment to Employment Agreement - John J. Mueller
Amendment to Employment Agreement - Jerry E. Vaughn
Amendment to Employment Agreement - William M. Ojile, Jr.
Amendment to Employment Agreement - Grant Raney
Amendment to Employment Agreement - Cynthia B. Nash
Amendment to Employment Agreement - Randal S. Dumas
Amendment to Restricted Stock Agreement - John J. Mueller
Amendment to Restricted Stock Agreement - Jerry E. Vaughn
Amendment to Restricted Stock Agreement - William M. Ojile, Jr.
Amendment to Restricted Stock Agreement - Grant Raney
Amendment to Restricted Stock Agreement - Cynthia B. Nash
Amendment to Restricted Stock Agreement - Randal S. Dumas

Item 1.01 Entry into Material Definitive Agreements.
On February 9, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Valor Communications Group, Inc. (the “Company”) adopted the 2006 Incentive Compensation Plan (the “Plan”), pursuant to which selected management employees of the Company, including executive management, may receive a cash incentive award. The Plan will be administered by the Company’s senior management and awards will be calculated based upon the Company’s financial performance (determined by reference to EBITDA targets established under the Plan from time to time). The Plan will operate through the closing of the merger agreement executed on December 8, 2005 among the Company, Alltel Corporation and Alltel Holdings Corp. (the “Merger”). Assuming the Company achieves its financial goals, participants in the Plan will receive a pro-rata payout calculated through the date of the closing of the Merger.
On February 9, 2006, the Company executed amendments to its Employment Agreements and Restricted Stock Agreements with John J. Mueller, Jerry E. Vaughn, William M. Ojile, Jr., Grant Raney, Cynthia B. Nash and Randal S. Dumas, in order to implement retention and severance terms approved by the Compensation Committee on December 8, 2005 in connection with the Merger. In addition, on December 8, 2005, the Compensation Committee determined that the closing of the Merger will constitute a “Change in Control” as that term is defined in such senior executives’ Employment Agreements and Restricted Stock Agreements.
The Plan and the Employment Agreement and Restricted Stock Agreement amendments are attached as Exhibits hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	2006 Incentive Compensation Plan

10.2	Amendment One to Employment Agreement with John J. Mueller

10.3	Amendment One to Employment Agreement with Jerry E. Vaughn

10.4	Amendment One to Employment Agreement with William M. Ojile, Jr.

10.5	Amendment One to Employment Agreement with Grant Raney

10.6	Amendment One to Employment Agreement with Cynthia B. Nash

10.7	Amendment One to Employment Agreement with Randal S. Dumas

10.8	Amendment One to Restricted Stock Agreement with John J. Mueller

Exhibit
Number	Description
10.9	Amendment One to Restricted Stock Agreement with Jerry E. Vaughn

10.10	Amendment One to Restricted Stock Agreement with William M. Ojile, Jr.

10.11	Amendment One to Restricted Stock Agreement with Grant Raney

10.12	Amendment One to Restricted Stock Agreement with Cynthia B. Nash

10.13	Amendment One to Restricted Stock Agreement with Randal S. Dumas

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALOR COMMUNICATIONS GROUP, INC.

Date: February 15, 2006
/s/ William M. Ojile, Jr.
William M. Ojile, Jr.
Senior Vice President, Chief Legal Officer and Secretary